UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end:  August 31, 2020

Date of reporting period:  August 31, 2020

Item 1. Report to Stockholders.

ATAC Rotation Fund
Investor Class (ATACX)
Institutional Class (ATCIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.atacfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-282-2386 or by sending an e-mail request to info@atacfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-282-2386 or send an e-mail request to info@atacfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

www.atacfunds.com	August 31, 2020

(This Page Intentionally Left Blank.)

ATAC ROTATION FUND

October 4, 2020

Dear Fellow Shareholders:

On behalf of the Toroso team, we would like to thank you for your investment in the ATAC Rotation Fund.

The goal of the ATAC Rotation Fund (“ATACX”) is to serve as a strategy which over time can enhance a portfolio’s overall risk and return characteristics. By utilizing a buy and rotate approach which uses historically leading indicators of volatility, our Fund places a large emphasis on risk management, seeking to rotate fully into Treasuries in advance of conditions that favor market stress.

For the annual period ending August 31, 2020, the ATAC Rotation Fund Investor Class and Institutional Class returned 53.92% and 54.32% respectively, versus a return of 14.53% for the Lipper Flexible Portfolio Fund Index and a return of 21.94% for the S&P 500® Index.

For the first time in the last few years, volatility and “risk-off” behavior began expressing itself late January into February as Coronavirus news worsened. The historically proven leading indicators of volatility that the Fund uses to determine positioning, however, got ahead of the broad market decline by positioning into Treasuries before large and violent declines in the equity markets took hold. The risk-off rotation prevented the Fund from participating in the collapse in broad equity returns.

At the end of March, the Fund then positioned risk-on, rotating out of Treasuries and into equities at an opportune time, allowing for on-going compounding of gains throughout large-cap, small-cap, and emerging market momentum.  A “classic” risk-on, risk-off cycle with persistent momentum took place, allowing the strategy to vault to the top of its category.  With the pandemic still on-going, we continue to anticipate a challenging environment for traditional buy and hold investing, and we are hopeful that the Fund can continue to navigate through volatile markets ahead.

Over a complete market cycle, it is risk management which we believe is the most effective way to compound wealth. Compounding wealth requires positive returns and the avoidance of large losses – there is simply no other way. Importantly, one must take a longer-term view and evaluate a strategy beyond small samples, understanding the role that strategy has in one’s overall portfolio asset allocation.

Thank you again for your trust and confidence in our distinctive approach to portfolio management.

Sincerely,

Michael A. Gayed, CFA and Michael Venuto

ATAC ROTATION FUND

Past performance is not a guarantee of future results.

Opinions expressed are those of Toroso Investments, LLC and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Fund invests primarily in ETFs, it may invest a greater percentage of its assets in the securities of a single issuer and therefore could be considered non-diversified. If a fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the fund held were a more diversified mutual fund. The Fund is expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Fund invests in Underlying ETFs an investor will indirectly bear the principal risks of the Underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives, leverage, short sales and commodities. The Fund will bear its share of the fees and expenses of the Underlying ETFs. Shareholders will pay higher expenses than would be the case if making direct investments in the Underlying ETFs.

The Lipper Flexible Portfolio Fund Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One may not directly invest in an index.

Must be preceded or accompanied by a current prospectus.

ATAC ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold,  may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-282-2386. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2020

	1 Year	3 Year	5 Year	Since Inception(1)
Investor Class	53.92%	18.73%	14.75%	10.82%
Institutional Class	54.32%	19.04%	15.04%	11.10%
S&P 500® Index(2)	21.94%	14.52%	14.46%	14.22%
Lipper Flexible Portfolio Fund Index(3)	14.53%	8.03%	8.39%	7.62%

(1)
Period from Fund inception through August 31, 2020. The Investor Class commenced operations on September 10, 2012 and the Institutional Class commenced operations on March 26, 2018. Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Investor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)	The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.
(3)
The Lipper Flexible Portfolio Fund Index is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.  One cannot invest directly in an index.

The following is expense information for the ATAC Rotation Fund (the “Fund”) as disclosed in the Fund’s most recent prospectus dated May 1, 2020: Investor Class – Gross Expenses: 2.14%, Net Expenses: 1.95%. Institutional Class – Gross Expenses: 1.89%, Net Expenses: 1.70%. Toroso Investments, LLC (the “Adviser”) has contractually agreed to reduce its management fees, and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expense (excluding certain expenses such as taxes, leverage interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.74% of the average daily net assets of the Fund’s Investor Class shares and do not exceed 1.49% of the average daily net assets of the Fund’s Institutional Class shares. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least May 1, 2022. Thereafter, the agreement may be terminated at any time upon 60 days’ written noticed by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

ATAC ROTATION FUND

Asset Allocation (Unaudited)
as of August 31, 2020(1)
(% of net assets)

Fund Holdings (Unaudited)
as of August 31, 2020(1)
(% of net assets)

iShares Core S&P 500 Fund	29.6%
ProShares UltraPro S&P 500 Fund	14.8%
SPDR Portfolio S&P 500 Fund	9.9%
Vanguard S&P 500 Fund	44.4%

(1)	Fund holdings and asset allocation are subject to change and are not recommendations to buy or sell any security.

ATAC ROTATION FUND

Expense Example (Unaudited)
August 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 – August 31, 2020).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (3/1/20)	Value (8/31/20)	(3/1/20 – 8/31/20)
Investor Class Actual(2)	$1,000.00	$1,381.70	$10.42
Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,016.39	$8.82

Institutional Class Actual(2)	$1,000.00	$1,383.00	$8.93
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,017.65	$7.56

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.74% and 1.49% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2020 of 38.17% and 38.30% for the Investor Class and Institutional Class, respectively.

ATAC ROTATION FUND

Schedule of Investments
August 31, 2020

Description	Shares	Value
EXCHANGE-TRADED FUNDS – 98.7%
iShares Core S&P 500 Fund *	229,399	$80,466,287
ProShares UltraPro S&P 500 Fund	630,479	40,174,122
SPDR Portfolio S&P 500 Fund	653,410	26,822,480
Vanguard S&P 500 Fund *	375,932	120,681,691
Total Exchange-Traded Funds
(Cost $269,036,654)		268,144,580

SHORT-TERM INVESTMENT – 7.2%
First American Government Obligations Fund – Class X, 0.07%^
(Cost $19,583,489)	19,583,489	19,583,489
Total Investments – 105.9%
(Cost $288,620,143)		287,728,069
Liabilities in Excess of Other Assets, Net – (5.9)%		(16,088,537)
Total Net Assets – 100.0%		$271,639,532

*
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	The rate shown is the annualized seven day effective yield as of August 31, 2020.

See Notes to the Financial Statements

ATAC ROTATION FUND

Statement of Assets and Liabilities
August 31, 2020

ASSETS:
Investments, at value:
Unaffiliated issuers (Cost: $288,620,143)	$287,728,069
Interest receivable	551
Receivables for capital shares sold	2,531,402
Receivable for investment securities sold	252,311,471
Prepaid expenses	38,193
Total assets	542,609,686

LIABILITIES:
Payable for investment securities purchased	269,036,654
Payable to investment adviser	222,560
Payable for capital shares redeemed	1,500,549
Payable for fund administration & accounting fees	59,944
Payable for compliance fees	3,750
Payable for transfer agent fees & expenses	41,549
Payable for custody fees	4,149
Payable for audit fees	18,501
Accrued expenses	30,712
Accrued distribution fees	51,786
Total liabilities	270,970,154

NET ASSETS	$271,639,532

NET ASSETS CONSIST OF:
Paid-in capital	$236,955,689
Total distributable earnings	34,683,843
Net Assets	$271,639,532

Investor Class
Net Assets	$128,671,014
Shares issued and outstanding(1)	2,702,975
Net asset value, redemption price and offering price per share	$47.60

Institutional Class
Net Assets	$142,968,518
Shares issued and outstanding(1)	2,990,036
Net asset value, redemption price and offering price per share	$47.81

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ATAC ROTATION FUND

Statement of Operations
For the Year Ended August 31, 2020

INVESTMENT INCOME:
Dividend income from:
Unaffiliated issuers	$2,128,831
Affiliated issuers	32,026
Interest income	7,336
Total investment income	2,168,193

EXPENSES:
Investment adviser fees (See Note 4)	1,390,264
Fund administration & accounting fees (See Note 4)	146,821
Distribution fees – Investor Class (See Note 5)	139,872
Transfer agent fees & expenses (See Note 4)	111,826
Federal & state registration fees	49,889
Audit fees	19,507
Legal fees	17,482
Postage & printing fees	15,287
Compliance fees (See Note 4)	14,488
Custody fees (See Note 4)	14,200
Trustee fees	13,159
Other expenses	11,385
Insurance fees	1,637
Total expenses before interest expense & waiver	1,945,817
Interest expense (See Note 10)	2,266
Total expenses before waiver	1,948,083
Less: waiver from investment adviser (See Note 4)	(148,751)
Net expenses	1,799,332

NET INVESTMENT INCOME	368,861

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Unaffiliated issuers	43,509,607
Affiliated issuers	11,487,691
Net realized gain	54,997,298

Net change in unrealized appreciation/depreciation:
Unaffiliated issuers	(5,397,282)
Affiliated issuers	—
Net change in unrealized appreciation/depreciation on investments	(5,397,282)

Net realized and unrealized gain on investments	49,600,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,968,877

See Notes to the Financial Statements

ATAC ROTATION FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
OPERATIONS:
Net investment income	$368,861	$585,616
Net realized gain (loss) on investment transactions	54,997,298	(11,360,097)
Net change in unrealized appreciation/depreciation
on investments	(5,397,282)	3,338,826
Net increase (decrease) in net assets resulting from operations	49,968,877	(7,435,655)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	127,420,103	3,214,168
Proceeds from reinvestment of distributions	228,564	382,420
Payments for shares redeemed	(56,038,798)	(23,926,210)
Increase (Decrease) in net assets resulting
from Investor Class transactions	71,609,869	(20,329,622)
Institutional Class:
Proceeds from shares sold	111,348,424	8,483,571
Proceeds from reinvestment of distributions	330,954	441,862
Payments for shares redeemed	(31,222,078)	(25,694,033)
Increase (Decrease) in net assets resulting
from Institutional Class transactions	80,457,300	(16,768,600)
Net increase (decrease) in net assets resulting
from capital share transactions	152,067,169	(37,098,222)

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(244,765)	(411,958)
Institutional Class	(340,849)	(474,453)
Total distributions to shareholders	(585,614)	(886,411)

TOTAL INCREASE (DECREASE) IN NET ASSETS	201,450,432	(45,420,288)

NET ASSETS:
Beginning of year	70,189,100	115,609,388
End of year	$271,639,532	$70,189,100

See Notes to the Financial Statements

ATAC ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the years.

Investor Class	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2020	2019	2018	2017	2016
PER SHARE DATA(1):
Net asset value, beginning of year	$31.20	$33.01	$31.45	$26.94	$26.46

INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.08	0.17	0.08	(0.23)	(0.21)
Net realized and unrealized gains (losses) on investments(3)	16.59	(1.67)	4.10	4.74	0.69
Total from investment operations	16.67	(1.50)	4.18	4.51	0.48

LESS DISTRIBUTIONS:
From net investment income	(0.27)	—	(0.09)	—	—
From net capital gains	—	(0.31)	(2.53)	—	—
Total distributions	(0.27)	(0.31)	(2.62)	—	—
Paid-in capital from redemption fees	—	—	—	— (4)	— (4)

Net asset value, end of year	$47.60	$31.20	$33.01	$31.45	$26.94

TOTAL RETURN	53.92%	-4.45%	13.81%	16.74%	1.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$128.7	$31.1	$55.6	$88.0	$83.4

Ratio of expenses to average net assets(5):
Before expense waiver	1.86%	1.94%	2.12%	2.31%	2.09%
After expense waiver	1.74%	1.75%	2.08%	2.25%	2.02%

Ratio of expenses excluding interest
expenses to average net assets(5):
Before expense waiver	1.86%	1.93%	1.78%	1.80%	1.81%
After expense waiver	1.74%	1.74%	1.74%	1.74%	1.74%

Ratio of net investment income (loss) to average net assets(5):
After expense waiver	0.21%	0.56%	0.24%	(0.80)%	(0.81)%

Portfolio turnover rate(6)	1,785%	2,053%	1,856%	2,270%	2,311%

(1)	Per share data calculated using the average shares outstanding method.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the year.

(4)	Amount rounds to less than $0.01.
(5)	Does not include expenses of investment companies in which the Fund invests.
(6)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

ATAC ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the periods.

Institutional Class
			For the Period
			Inception(1)
			through
	Year Ended	Year Ended	Year Ended
	August 31, 2020	August 31, 2019	August 31, 2018
PER SHARE DATA(2):
Net asset value, beginning of period	$31.32	$33.05	$31.04

INVESTMENT OPERATIONS:
Net investment income (loss)(3)	0.18	0.24	(0.03)
Net realized and unrealized gains (losses) on investments(4)	16.64	(1.66)	2.04
Total from investment operations	16.82	(1.42)	2.01

LESS DISTRIBUTIONS:
From net investment income	(0.33)	—	—
From net capital gains	—	(0.31)	—
Total distributions	(0.33)	(0.31)	—
Net asset value, end of period	$47.81	$31.32	$33.05

TOTAL RETURN(5)	54.32%	-4.20%	6.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$142.9	$39.1	$60.0

Ratio of expenses to average net assets(6)(7):
Before expense waiver	1.64%	1.69%	1.66%
After expense waiver	1.49%	1.50%	1.50%

Ratio of expenses excluding interest expenses to average net assets(6)(7):
Before expense waiver	1.64%	1.68%	1.65%
After expense waiver	1.49%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets(6)(7):
After expense waiver	0.46%	0.81%	(0.18)%

Portfolio turnover rate(5)(8)	1,785%	2,053%	1,856%

(1)	Inception date of the Institutional Class was March 26, 2018.
(2)	Per share data calculated using the average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(5)	Not annualized for periods less than one year.
(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

ATAC ROTATION FUND

Notes to the Financial Statements
August 31, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The ATAC Rotation Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute positive returns over time.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended August 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended August 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended August 31, 2017.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income and expense or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended August 31, 2020, the Fund increased paid-in capital by $5,368,832 and decreased distributable earnings by $5,368,832. This adjustment was due to the use of tax equalization.

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

Allocation of Income, Expenses and Gains/Losses –  Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (see Note 5). Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds (“ETFs”) are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an ETF does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determine their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$268,144,580	$—	$—	$268,144,580
Short-Term Investment	19,583,489	—	—	19,583,489
Total Investments	$287,728,069	$—	$—	$287,728,069

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Effective May 1, 2020, the Trust has an agreement with Toroso Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund. For its services, the Fund pays the Adviser an annualized monthly management fee of 1.25% of the Fund’s average daily net assets up to $500 million, 1.15% of the Fund’s average daily net assets on the next $250 million, 1.05% of the Fund’s average daily net assets on the next $250 million, and 0.95% of the Fund’s average daily net assets in excess of $1 billion.

Prior to May 1, 2020, Pension Partners, LLC (“Pension Partners”) served as the investment manager of the Fund. Pension Partners was entitled to receive a monthly management fee of 1.25% of the Fund’s average daily net assets up to $500 million, 1.15% of the Fund’s average daily net assets on the next $250 million, 1.05% of the Fund’s average daily net assets on the next $250 million, and 0.95% of the Fund’s average daily net assets in excess of $1 billion.

Effective May 1, 2020, the Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Fund not exceeding an annual rate of 1.74% and 1.49% of the Investor Class and Institutional Class, respectively.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated through at least May 1, 2022. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
May 2023 – August 2023	$43,190

Prior to May 1, 2020, Pension Partners had contractually agree to limit its fees or reimburse expenses to ensure total operating expenses did not exceed an annual rate of 1.74% and 1.49% for the Investor Class and Institutional Class, respectively. Waived fees and reimbursed expenses subject to potential recovery during months that Pension Partners served as investment manager are not eligible for recoupment.

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class’ average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  For the year ended August 31, 2020, the Fund’s Investor Class incurred $139,872 for expenses pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

	Year Ended	Year Ended
	August 31, 2020	August 31, 2019
Transactions in shares of the Fund were as follows:
Investor Class
Shares sold	3,070,983	109,912
Shares issued to holders in reinvestment of distributions	7,566	13,447
Shares redeemed	(1,372,530)	(812,063)
Net increase (decrease)	1,706,019	(688,704)
Institutional Class
Shares sold	2,547,996	284,014
Shares issued to holders in reinvestment of distributions	10,926	15,498
Shares redeemed	(816,730)	(865,930)
Net increase (decrease)	1,742,192	(566,418)
Net increase (decrease) in shares outstanding	3,448,211	(1,255,122)

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended August 31, 2020, were as follows:

U.S. Government Securities		Other
Purchases	Sales	Purchases	Sales
$ —	$ —	$2,168,734,570	$2,019,733,658

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2020, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income Tax
Appreciation	Depreciation	Depreciation	Cost
$ —	$(892,074)	$(892,074)	$288,620,143

Any difference between book-basis and tax-basis unrealized appreciation (depreciation) would be attributable primarily to the tax deferral of losses on wash sales. For the year ended August 31, 2020, there were no differences.

At August 31, 2020, components of accumulated earnings on a tax-basis were as follows:

Undistributed			Total
Ordinary	Unrealized	Undistributed	Distributable
Income	Depreciation	Capital Gains	Earnings
$368,861	$(892,074)	$35,207,056	$34,683,843

As of August 31, 2020, the Fund utilized $14,421,410 of capital loss carryovers during the year. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  The Fund deferred no post-October losses. The Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended August 31, 2020, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$585,614	$ —	$585,614

The tax character of distributions paid for the year ended August 31, 2019, were as follows:

Ordinary Income*	Long-Term Capital Gains	Total
$886,411	$ —	$886,411

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

9.  TRANSACTIONS WITH AFFILIATES

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Fund conducted transactions during the year ended August 31, 2020 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending Shares
ProShares UltraPro Russell 2000 Fund	—	2,900,566	(2,900,566)	—
Direxion Emerging Markets Bull 3x Fund	—	1,050,153	(1,050,153)	—

				Change in
				Unrealized
	Value	Dividend	Realized	Appreciation/
	August 31, 2020	Income	Gain	Depreciation
ProShares UltraPro Russell 2000 Fund	$—	$13,094	$4,516,055	$—
Direxion Emerging Markets Bull 3x Fund	$—	$18,932	$6,971,636	$—
		$32,026	$11,487,691	$—

10. LINE OF CREDIT

The Fund established an unsecured line of credit (“LOC”) in the amount of $12,000,000, 10% of the gross fair value of the Fund, or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures, unless renewed on July 23, 2021. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate, which was 3.25% as of August 31, 2020. The interest rate during the period was between 3.25% and 5.25%. The weighted average interest rate paid on outstanding borrowings was 3.99%. The Fund has authorized the Custodian to charge any of the accounts of the Fund for any missed payments.

For the year ended August 31, 2020, the Fund’s credit facility activity is as follows:

Credit	Average	Amount Outstanding as	Interest	Maximum	Maximum
Facility Agent	Borrowings	of August 31, 2020	Expense	Borrowing	Borrowing Dates
U.S. Bank N.A.	$55,899	$—	$2,266	$4,723,000	June 17-18, 2020

11. LEVERAGED ETFS

Leveraged ETFs are funds that rely on financial derivatives and/or debt (“leverage”) to amplify the investment return of an underlying index. The use of leverage will magnify the effect of any increase or decrease in the value of a Leveraged ETF’s portfolio. During the year ended August 31, 2020, the Fund invested in Leveraged ETFs.

12. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of August 31, 2020, National Financial Services, for the benefit of its shareholders, held 32.9% of the Fund.

ATAC ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2020

13. REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Fund took place on April 7, 2020, to approve a new advisory agreement (the “Advisory Agreement”) between the Trust and Toroso Investments, LLC (“Toroso”), whereby Toroso would become the investment adviser of the Fund. All Fund shareholders of record at the close of business on February 20, 2020, were entitled to vote. As of the record date, the Fund had 1,853,771 shares outstanding.

Of the 1,003,116 shares of the Fund present in person or by proxy at the meeting on April 7, 2020: 995,930, or 99.3% voted in favor of the Advisory Agreement (representing 53.7% of total outstanding shares), 469, or 0.1% voted against the Advisory Agreement, and 6,717, or 0.6% withheld from voting for the Advisory Agreement. Accordingly, the Advisory Agreement was approved.

ATAC ROTATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of ATAC Rotation Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ATAC Rotation Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2020

ATAC ROTATION FUND

Additional Information (Unaudited)
August 31, 2020

Number of
		Term of	Portfolios	Principal	Other Directorships
	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	37	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W.	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		Baird & Co. Incorporated	(46 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013)
David A. Massart	Trustee	Indefinite	37	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(46 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present)
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	37	Founder and Managing	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Principal, SwanDog	ALPS Variable
Milwaukee, WI 53202	Nominating	April 2011		Strategic Marketing, LLC	Investment Trust
Year of Birth: 1957	& Governance			(2006-Present).	(7 Portfolios)
	Committee				(2006-Present);
	Chairman				Independent Trustee,
RiverNorth Funds
(3 Portfolios)
(2018-Present);
RiverNorth Managed
Duration Municipal
Income Fund Inc.
(1 Portfolio)
(2019-Present);
RiverNorth
Marketplace Leading
Corporation
(1 Portfolio)
(2018-Present);
RiverNorth/
DoubleLine Strategic
Opportunity Fund,
Inc. (1 Portfolio)
(2018-Present);
RiverNorth
Opportunities Fund,
Inc. (1 Portfolio)
(2018-Present);
RiverNorth
Opportunistic
Municipal Income
Fund, Inc.
(1 Portfolio)
(2018-Present)

ATAC ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2020

Number of
		Term of	Portfolios	Principal	Other Directorships
	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Year of Birth	the Trust	Time Served	by Trustee	Five Years	Five Years
Robert J. Kern*	Trustee	Indefinite	37	Retired, Executive	None
615 E. Michigan St.		Term; Since		Vice President, U.S.
Milwaukee, WI 53202		January 2011		Bancorp Fund Services,
Year of Birth: 1958				LLC (1994-2018).
Officers
Brian R. Wiedmeyer	President	Indefinite	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Term; Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November		LLC (2005-Present).
Year of Birth: 1973	Executive	2018
Officer
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Year of Birth: 1966	Compliance
Officer and
Anti-Money
Laundering
Officer
Benjamin Eirich	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Treasurer,	August 2019		LLC (2008-Present).
Year of Birth: 1981	and	(Treasurer);
	Principal	Since
	Financial	November
	Officer	2018 (Vice
President)
Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November		LLC (2016-Present);
Year of Birth: 1979		2017		Associate, Godfrey &
Kahn S.C. (2012-2016).
Douglas Schafer	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	May 2016		LLC (2002-Present).
Year of Birth: 1970	Assistant	(Assistant
	Treasurer	Treasurer);
Since
November
2018 (Vice
President)
Michael Cyr II	Vice	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	and	August		LLC (2013-Present).
Year of Birth: 1992	Assistant	2019
Treasurer

*	Mr. Kern became an independent Trustee on July 6, 2020. Previously he was an Interested Trustee.

ATAC ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2020, certain dividends paid by the Fund may be subject reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualified for the corporate dividends received deduction for the fiscal year ended August 31, 2020, was 44.66% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains distributions under Internal Revenue Section 871(k)(2)(c) was 0.00%.

ATAC ROTATION FUND

Approval of Investment Advisory Agreement (Unaudited)
Toroso Investments, LLC

At the meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the Investment Advisory Agreement between the Trust and Toroso Investments, LLC (“Toroso” or the “Adviser”) regarding the ATAC Rotation Fund (the “ATAC Fund”) (the “New Advisory Agreement”) for an initial two-year term.

Prior to this meeting, the Trustees received and considered information from Toroso and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the New Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the approval of the New Advisory Agreement.  This information, together with a presentation by a representative of Toroso regarding the ATAC Fund and the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. In approving the New Advisory Agreement, the Board considered substantially the same factors as it considered in approving the continuation of the current investment advisory agreement (“Current Advisory Agreement”) between the Trust, on behalf of the ATAC Fund, and Pension Partners, LLC (“Pension Partners”).

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the ATAC Fund: (1) the nature, extent, and quality of the services to be provided by Toroso with respect to the ATAC Fund; (2) the ATAC Fund’s historical performance as managed by Pension Partners under the Current Advisory Agreement; (3) the costs of the services to be provided by Toroso and the profits to be realized by Toroso from services rendered to the ATAC Fund; (4) comparative fee and expense data for the ATAC Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the ATAC Fund grows, and whether the advisory fee for the ATAC Fund reflects such economies of scale for the ATAC Fund’s benefit; and (6) other benefits to Toroso resulting from its relationship with the ATAC Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based on all of the information presented to and considered by the Board and the conclusions that it reached, the Board approved the New Advisory Agreement for the ATAC Fund on the basis that its terms and conditions are fair and reasonable and in the best interests of the ATAC Fund and its shareholders.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Toroso would provide under the New Advisory Agreement with respect to the ATAC Fund, noting that such services include, but are not limited to, the following: (1) investing the ATAC Fund’s assets consistent with the ATAC Fund’s investment objective and investment policies; (2) determining for the ATAC Fund the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the ATAC Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Toroso effected on behalf of the ATAC Fund; (5) selecting broker-dealers to execute orders on behalf of the ATAC Fund; and (6) monitoring and maintaining the ATAC Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees noted Toroso’s assets under management and its strong capitalization.  The Trustees considered the investment philosophy of the ATAC Fund’s portfolio managers and, in particular, Michael Gayed’s experience serving as a portfolio manager to the ATAC Fund since its inception. The Board considered that Toroso did not

ATAC ROTATION FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued
Toroso Investments, LLC

expect the transition from Pension Partners to Toroso to materially impact the nature, extent or quality of the advisory services currently provided to the ATAC Fund, and noted the continuity of Mr. Gayed as portfolio manager. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Toroso would provide to the ATAC Fund under the New Advisory Agreement.

Investment Performance of the Fund. In assessing the quality of the portfolio management to be delivered by Toroso, the Trustees reviewed the short-term and longer-term performance of the ATAC Fund, as managed by Pension Partners and Messrs. Gayed and Edward Dempsey under the Current Advisory Agreement, on both an absolute basis and in comparison to an appropriate securities benchmark index, the ATAC Fund’s respective peer funds according to Morningstar classifications.  While the Trustees considered both short-term and longer-term performance of the ATAC Fund, they placed greater emphasis on longer term performance.  When reviewing the ATAC Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the ATAC Fund, as well as the ATAC Fund’s level of risk tolerance, may differ significantly from funds in its peer group.

The Trustees considered that the ATAC Fund outperformed its peer group median over the one-year, three-year, and five-year periods ended October 31, 2019, and outperformed its peer group average over the three-year and five-year periods ended October 31, 2019. The Trustees also considered that the Fund had underperformed the peer group median and average over the year-to-date period ended October 31, 2019 and the peer group average over the one-year period ended October 31, 2019. The Trustees noted that Pension Partners had underperformed its primary benchmark across all periods. In addition, the Trustees considered that the Fund had outperformed its secondary index of mutual funds managed in a similar strategy across the three-year and five-year periods ended October 31, 2019, but underperformed the secondary index over the year-to-date and one-year periods ended October 31, 2019. The Trustees also considered that the ATAC Fund had achieved positive absolute total returns over the across all time periods reviewed.

Advisory Fee.  The Board reviewed and considered the advisory fee payable by the ATAC Fund to Toroso under the New Advisory Agreement.  The Board compared the Fund’s contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group.  The Board noted that the ATAC Fund’s contractual management fee is above the peer group median and the average but within the range of management fees charged by other funds in the peer group.  The Trustees also noted that the total expenses of 1.49% for the ATAC Fund’s Institutional Class (after waivers) are above the peer group median and average but also within the range of other funds in the peer group. The Trustees also considered that the advisory fee and total expenses under the proposed New Advisory Agreement are the same as those under the Current Advisory Agreement.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Toroso’s proposed advisory fee with respect to the ATAC Fund which will maintain the same level as Pension Partners’ fee is reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies. The Trustees then considered whether the ATAC Fund may benefit from any economies of scale. The Trustees noted that the proposed investment advisory fees for the ATAC Fund in the New Advisory Agreement contain breakpoints at $500 million, $750 million, and $1 billion in assets under management.  The Trustees considered that the breakpoint structure of the ATAC Fund’s investment advisory fee had the potential to share such economies with ATAC Fund shareholders as the ATAC Fund grows.

ATAC ROTATION FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued
Toroso Investments, LLC

Other Benefits to Toroso.  The Trustees considered the direct and indirect benefits that could be realized by Toroso from Toroso’s relationship with the ATAC Fund (other than the receipt of advisory fees). The Trustees considered that Toroso would not utilize soft dollar arrangements with respect to portfolio transactions and would not use affiliated brokers to execute the ATAC Fund’s portfolio transactions.  The Trustees considered that Toroso may receive some form of reputational benefit from services rendered to the ATAC Fund, but that such benefit is immaterial and cannot otherwise be quantified. The Trustees concluded that Toroso would not receive additional material benefits from its relationships with the ATAC Fund.

ATAC ROTATION FUND

Statement Regarding the Fund’s Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the ATAC Rotation Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Pension Partners, LLC (“Pension Partners”) as the administrator of the Program (the “Program Administrator”). Personnel of Pension Partners or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Pension Partners manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Pension Partners provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Pension Partners’ process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

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ATAC ROTATION FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Toroso Investments, LLC
898 North Broadway, Suite 2
Massapequa, NY 11758

DISTRIBUTOR
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
 Fund’s trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended August 31, 2020 and August 31, 2019, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2020	FYE 8/31/2019
Audit Fees	$15,000	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 8/31/2020	FYE 8/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2020	FYE 8/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    November 9, 2020

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    November 9, 2020